                                                                   EXHIBIT 10.54


                                    TRI-PARTY
                SPLIT DOLLAR AGREEMENT AND COLLATERAL ASSIGNMENT



                  AGREEMENT (the "Agreement") made and effective as of September 1, 1999, by and between the David Epstein 1995 Grantor Trust u/a/d December 28, 1995 (the "Grantor Trust") and the Epstein 1997 Family Trust u/a/d June 19, 1997 (the "Family Trust") and PRECISION RESPONSE CORPORATION, a Florida corporation (the "Company") (whose address is 1505 N.W. 167 Street, Miami, Florida 33169).

                  WHEREAS, the Family Trust is the owner of a certain life insurance policy (the "Policy") dated September 25, 1997, and issued September 26, 1997, by New York Life Insurance Company (the "Insurance Company") on the lives of David L. Epstein ("Husband" or "David L. Epstein") and his spouse, Jodi
A. Epstein ("Wife");

                  WHEREAS, pursuant to that certain Split Dollar Agreement and Collateral Assignment (the "1997 Agreement") dated on or about September 1, 1997, between the Trustees of the Family Trust and the Grantor Trust, the Grantor Trust has contributed a portion of the premiums due on the Policy;

                  WHEREAS, the Grantor Trust desires henceforth to cease contributing a portion of the premiums due on the Policy pursuant to the 1997 Agreement;

                  WHEREAS, the Husband is employed by the Company pursuant to that certain Employment Agreement (the "Employment Agreement") dated as of May 15, 1996, between the Husband and the Company, as amended by the Amendment to Employment Agreement dated as of April 1, 1999, between the Husband and the Company;

                  WHEREAS, the Company desires henceforth to contribute a portion of the premiums due on the Policy under a continuing "Split Dollar" arrangement;

                  WHEREAS, the Family Trust will continue to be the owner of the Policy subject to the terms of this Agreement;

                  WHEREAS, the Policy will be collaterally assigned to the Grantor Trust and the Company as security for the repayment of the amounts which the Grantor Trust and the Company have contributed or will contribute as premiums due on the Policy, all as more fully set forth herein; and

                  WHEREAS, the Family Trust and the Grantor Trust hereby desire that, pursuant to ARTICLE 14 of the 1997 Agreement, this Agreement should supersede in its entirety the 1997 Agreement, which hereafter shall be of no further force and effect.

                  NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, it is agreed between the parties to this Agreement as follows:

                                    ARTICLE 1

                                INSURANCE POLICY

                  The Family Trust has obtained the Policy on the Husband's and Wife's joint lives in the total face amount of $30,000,000. The policy number, type of policy, face amount and plan of payments contained in the Policy are recorded on Schedule A attached hereto and the parties hereto agree that the Policy is held subject to the terms of this Agreement.

                                    ARTICLE 2

                             OWNERSHIP OF INSURANCE

                  The Family Trust is and shall continue to be the owner of the Policy and may exercise all rights of ownership with respect to the Policy, except as to the limited security interest in the Policy specifically granted to the Grantor Trust and the Company herein. Subject to such security interest of the Grantor Trust and the Company, the rights reserved to the Family Trust include specifically the right to change the beneficiaries of the Policy, the right to surrender the Policy, the right to assign the Policy or revoke such an assignment, and the right to pledge the Policy for a loan or to obtain a loan from the Insurance Company against the surrender value of the Policy.

                                    ARTICLE 3

                                     PREMIUM

                  When used in this Agreement the words "the Premium" shall mean and refer to the annual premium shown on Schedule A attached hereto, or such other annual amounts as the parties hereto may from time to time agree in writing to pay to the Insurance Company with respect to the Policy; provided, however, that in no event shall the Premium be less than the smallest annual payment necessary to keep the Policy in full force and effect.

                                    ARTICLE 4

                          PAYMENT OF PREMIUMS ON POLICY

                  A. The Company shall pay either directly to the Insurance Company or by making the necessary funds therefor available to the Family Trust the Premium when due less the amounts due from the Family Trust pursuant to the provisions of Section B of this ARTICLE 4. The Premium may be paid under any payment method acceptable to the Company and the Insurance Company.

                  B. The Family Trust shall pay that portion of each annual premium equal to the cost (calculated by application of the lower of the Internal Revenue Service's U.S. Life Table 38 rate or the Insurance Company's annual term insurance rates on the lives of the Husband and Wife while they are both alive, and by application of the lower of the Internal Revenue Service's U.S. Life Table 58 rate or the Insurance Company's annual term insurance rate on the life of the survivor of the Husband and Wife after the death of the first of them to die) of the insurance proceeds which the beneficiary or beneficiaries named by the Family Trust would be entitled to receive if the survivor of the Husband and Wife died during that policy year (before any reduction for any repayments to be made to the Grantor Trust or the Company pursuant to this Agreement).

                                    ARTICLE 5

             FAMILY TRUST'S OBLIGATION TO GRANTOR TRUST AND COMPANY

                  A. The Family Trust must repay to the Grantor Trust the aggregate amount paid by the Grantor Trust under Section A of ARTICLE 4 of the 1997 Agreement as premiums on the Policy (such amount being hereinafter referred to as the "Grantor Trust Net Payment Amount") in accordance with Section A of
ARTICLE 8, Section A of ARTICLE 9, and Section A of ARTICLE 11 of this Agreement (as the case may be).

                  B. The Family Trust must repay to the Company the aggregate amount paid by the Company under Section A of ARTICLE 4 of this Agreement as premiums on the Policy (such amount being hereinafter referred to as the "Company Net Payment Amount") in accordance with ARTICLE 7, Section B of ARTICLE 8, Section B of ARTICLE 9, and Section B of ARTICLE 11 of this Agreement (as the case may be), subject, however, to the provisions of Section C of this ARTICLE 5.

                  C. Notwithstanding anything in this Agreement to the contrary, the Family Trust shall not be required to repay to the Company any part or all of the Company Net Payment Amount in the event of the termination of Husband's employment with the Company by reason of any one or more of the following events (hereinafter referred to individually in this Agreement as a "Vesting Event"):

                           1. The termination of Husband's employment as a
result of Husband's disability (as such term is defined in paragraph 7(b) of the Employment Agreement);

                           2. The voluntary resignation of Husband from
employment by Company (a) in connection with a Change in Control of Company (as defined in paragraph 1 of Section B of ARTICLE 7 hereof) or (b) due to Husband's attainment of normal retirement age of sixty-five (65) years;

                           3. The termination of Husband's employment as a
result of Husband's Constructive Termination (as defined in paragraph 7(e) of the Employment Agreement);

                           4. The involuntary termination of Husband's
employment by Company for any reason not set forth in paragraph 7 of the Employment Agreement; and/or

                           5. The failure or refusal by Company to renew the
term of the Employment Agreement pursuant to paragraph 2 thereof or to renew or continue any successor employment agreement (other than in connection with (a) the occurrence of a Termination Event (as defined in Section A of Article 7 hereof); (b) the death of Husband or (c) Husband entering into a successor employment agreement with the Company acceptable to Husband in his sole discretion).

                  D. Immediately upon the occurrence of a Vesting Event:

                           1. The Company shall release the collateral
assignment of the Policy made by the Family Trust to the Company pursuant to Section A of ARTICLE 6 hereof;

                           2. The Family Trust's obligations to the Company
under Section B of this ARTICLE 5 shall terminate and cease forever;

                           3. The Company shall have no right, title and
interest in and to the Policy, including without limitation by way of ARTICLE 7, Section B of ARTICLE 8, Section B of ARTICLE 9 and/or Section B of ARTICLE 11 hereof; and

                           4. The obligation of the Company under Section A of
ARTICLE 4 hereof shall be funded as and when, to the extent and for the period required under paragraph 8 of the Employment Agreement consistent with such obligation being a benefit of Husband which Husband is entitled to receive under such paragraph 8 upon the termination of his employment with the Company by reason of a Vesting Event. Upon the funding of the required amount of the Company's obligation under Section A of ARTICLE 4 hereof, the Company shall have no further obligations hereunder.

                                    ARTICLE 6

                              ASSIGNMENT OF POLICY

                  A. The Family Trust hereby collaterally assigns, and grants a security interest in, all of its right, title and interest in and to the Policy, to (i) the Grantor Trust as security for repayment of the Grantor Trust Net Payment Amount and (ii) the Company as security for repayment of the Company Net Payment Amount, subject, however, to the provisions of Section B of this ARTICLE 6. Such collateral assignment shall be joint and several as to the Grantor Trust and the Company, subject, however, to and as provided in the provisions of Section B of this ARTICLE 6. Such collateral assignment shall not be altered or changed without the written consent of the Grantor Trust and the Company.

                  B. The Grantor Trust and the Company hereby acknowledge and agree that any and all right, title and interest of the Grantor Trust in and to the Policy under Section A of this ARTICLE 6, including without limitation any and all right, title and interest of the Grantor Trust in and to the cash surrender value of the Policy and/or the death benefits provided under the Policy, are hereby and shall be junior, subject to, and subordinate in all respects to any and all right, title and interest of the Company in and to the Policy under said Section A, including without limitation any and all right, title and interest of the Company in and to the cash surrender value of the Policy and/or the death benefits provided under the Policy; it being the intent of this Section B that the Company be repaid the Company Net Payment Amount as and to the extent it is entitled to be repaid same hereunder prior to any repayment of the Grantor Trust Net Payment Amount. Such agreement shall not be altered or changed without the written consent of the Grantor Trust and the Company.

                                    ARTICLE 7

                      CLAIMS UPON TERMINATION OF EMPLOYMENT

                  A. The Family Trust must repay to the Company the Company Net Payment Amount less any repayments made by the Family Trust to the Company prior to the occurrence of a Termination Event (as hereinafter defined) upon the termination of Husband's employment by Company by reason of any one or more of the following events (hereinafter referred to individually in this Agreement as a "Termination Event"):

                           1. The termination of Husband's employment by Company
for cause pursuant to paragraph 7(c) of the Employment Agreement; and/or

                           2. The voluntary resignation by Husband from
employment by Company pursuant to paragraph 7(d) of the Employment Agreement (other than any such resignation resulting in the occurrence of a Vesting Event).

                  B. As used in this Agreement:

                           1. A "Change in Control of Company" means that (i)
neither Mark J. Gordon (for these purposes, counting all common stock directly or indirectly beneficially owned by Mark J. Gordon's Affiliates (as hereinafter defined)) nor David L. Epstein (for these purposes, counting all common stock directly or indirectly beneficially owned by David L. Epstein's Affiliates) beneficially owns at least ten (10%) percent of the issued and outstanding common stock of Company (or its successor); (ii) neither Mark J. Gordon (for these purposes, counting all common stock directly or indirectly beneficially owned by Mark J. Gordon's Affiliates) nor David L. Epstein (for these purposes, counting all common stock directly or indirectly beneficially owned by David L. Epstein's Affiliates) is the stockholder of Company (or its successor) beneficially owning the highest number of issued and outstanding shares of common stock of Company (or its successor); or (iii) Mark J. Gordon and/or David L. Epstein do not occupy the positions of Chairman of the Board and Chief Executive Officer of Company (or its successor).

                           2. "Affiliate" means, with respect to Mark J. Gordon
or David L. Epstein, an Immediate Family Member (as hereinafter defined) of his, a trust principally for his benefit and/or the benefit of his Immediate Family Members and/or lineal descendants, or a family limited partnership or any other entity the direct or indirect beneficial or pecuniary owners of which are principally him, his Immediate Family Members and/or trusts or other entities principally for the benefit of him, his Immediate Family Members and/or lineal descendants.

                           3. "Immediate Family Members" means, with respect to
Mark J. Gordon or David L. Epstein, his spouse, children, parents, siblings or other lineal descendants.

                  C. The repayment pursuant to Section A of this ARTICLE 7 must be made within one (1) year from the date of the Termination Event; provided, however, that upon receipt of such repayment, the Company shall release the collateral assignment of the Policy made by the Family Trust to the Company pursuant to Section A of ARTICLE 6 of this Agreement and the Company shall have no further right, title and interest in and to the Policy. The receipt by the Company of the Company Net Payment Amount shall constitute satisfaction of the Family Trust's obligation under Section B of ARTICLE 5 hereof and this
ARTICLE 7.

                                    ARTICLE 8

                                  DEATH CLAIMS

                  A. When the survivor of the Husband and Wife dies, the Grantor Trust shall be entitled to receive a portion of the death benefits provided under the Policy. The amount to which the Grantor Trust shall be entitled shall be the lesser of (i) the excess, if any, of such death benefits over the amount, if any, payable to the Company under Section B of this ARTICLE 8 or (ii) the Grantor Trust Net Payment Amount less any repayments made by the Family Trust to the Grantor Trust prior to the death of the survivor of the Husband and Wife; provided, however, that upon receipt of such amount by the Grantor Trust, the Grantor Trust shall release the collateral assignment of the Policy made by the Family Trust to the Grantor Trust pursuant to Section A of ARTICLE 6 of this Agreement. The receipt by the Grantor Trust of the Grantor Trust Net Payment Amount less any repayments made by the Family Trust to the Grantor Trust prior to the death of the survivor of the Husband and Wife shall constitute satisfaction of the Family Trust's obligation under Section A of ARTICLE 5 of this Agreement. To the extent, if any, the death benefits provided under the Policy are insufficient to pay in full the Grantor Trust Net Payment Amount less any repayments made by the Family Trust to the Grantor Trust prior to the death of the survivor of the Husband and Wife, the Family Trust shall be liable to the Grantor Trust for the amount of such insufficiency.

                  B. When the survivor of the Husband and Wife dies, the Company shall be entitled to receive a portion of the death benefits provided under the Policy; provided, however, that a Vesting Event shall not have occurred prior to such death, in which event the Company shall not receive any part or all of the death benefits provided under the Policy. The amount to which the Company shall be entitled shall be the Company Net Payment Amount less any repayments made by the Family Trust to the Company prior to the death of the survivor of the Husband and Wife; provided, however, that upon receipt of such amount by the Company, the Company shall release the collateral assignment of the Policy made by the Family Trust to the Company pursuant to Section A of ARTICLE 6 of this Agreement. The receipt of such amount by the Company shall consti tute satisfaction of the Family Trust's obligation under Section B of ARTICLE 5 of this Agreement. To the extent, if any, the death benefits under the Policy are insufficient to pay in full the Company Net Payment Amount less any repayments made by the Family Trust to the Company prior to the death of the survivor of the Husband and Wife, the Family Trust shall be liable to the Company for the amount of such insufficiency.

                  C. When the survivor of the Husband and Wife dies, the beneficiary or beneficiaries named by the Family Trust (or by its assignees) shall be entitled to receive the amount, if any, of the death benefits provided under the Policy in excess of the sum of (i) the amount, if any, payable to the Grantor Trust under Section A of this ARTICLE 8 and (ii) the amount, if any, payable to the Company under Section B of this ARTICLE 8. Such amount shall be paid under the settlement option elected by the Family Trust (or by its assignees).

                  D. If any interest is due upon the death benefits provided under the Policy, the Grantor Trust, the Company and the beneficiary or beneficiaries named by the Family Trust (or by its assignees) shall share such interest in the same proportions as their respective shares of such death benefits (as provided in Sections A, B and C, respectively, of this ARTICLE 8) shall bear to the total death benefits provided under the Policy excluding such interest.

                  E. If, upon the death of the survivor of the Husband and Wife, there is a refund of unearned premium under the Policy, then any such refund shall be divided between the Grantor Trust, the Company (provided, however, that a Vesting Event shall not have occurred prior to such death, in which event the Company shall not receive any part or all of such refund under the Policy) and the beneficiary or beneficiaries named by the Family Trust (or by its assignees) in the same proportions as their respective shares of the last premium payment made by the Grantor Trust, the Company and the Family Trust, respectively.

                                    ARTICLE 9

                       DIVISION OF THE NET CASH SURRENDER
                               VALUE OF THE POLICY

                  A. If the Policy is surrendered (which the then Trustees of the Family Trust, in their sole discretion, shall have the right to do at any time), the Grantor Trust shall thereupon be entitled to receive the lesser of
(i) the excess, if any, of the net cash surrender value of the Policy over the amount, if any, payable to the Company pursuant to the provisions of Section B of this ARTICLE 9 or (ii) the Grantor Trust Net Payment Amount less any repayments made by the Family Trust to the Grantor Trust prior to such surrender. To the extent, if any, the net cash surrender value of the Policy is insufficient to pay in full the Grantor Trust Net Payment Amount less any repayments made by the Family Trust to the Grantor Trust prior to such surrender, the Family Trust shall be liable to the Grantor Trust for the amount of such insufficiency.

                  B. If the Policy is surrendered (which the then Trustees of the Family Trust, in their sole discretion, shall have the right to do at any time), the Company shall thereupon be entitled to receive the Company Net Payment Amount less any repayments made by the Family Trust to the Company prior to such surrender; provided, however, that a Vesting Event shall not have occurred prior to such surrender, in which event the Company shall not receive any part or all of the Company Net Payment Amount. To the extent, if any, the net cash surrender value of the Policy is insufficient to pay in full the Company Net Payment Amount less any repayments made by the Family Trust to the Company prior to such surrender, the Family Trust shall be liable to the Company for the amount of such insufficiency.

                  C. The Family Trust (or its assignees), shall be entitled to receive any balance of the net cash surrender value of the Policy.

                                   ARTICLE 10

                            TERMINATION OF AGREEMENT

                  This Agreement shall terminate when any of the following events occur:

                  A. Termination of the Family Trust;

                  B. Upon the election of the aggrieved party, if either the Company or the Family Trust shall fail for any reason to make payment of any portion of the Premium due on the Policy as required by ARTICLE 4 of this Agreement on or prior to the due date thereof; provided, however, that any election to terminate this Agreement under this Section B must be made within ninety (90) days after the failure to make the required payment occurs; and provided further, however, that the election to terminate this Agreement by the Family Trust shall be in addition to all of the other rights and remedies at law or in equity of the Family Trust against the Company for its failure to pay any portion of the Premium it was required to make; or

                  C. Full repayment by the Family Trust of both (i) the Grantor Trust Net Payment Amount and (ii) the Company Net Payment Amount; provided, however, that a Vesting Event shall not have occurred prior to such repayment, in which event the Company shall not receive any part or all of the Company Net Payment Amount.

                                   ARTICLE 11

                            DISPOSITION OF POLICY ON
                            TERMINATION OF AGREEMENT

                  A. If the Policy is surrendered by the then Trustees of the Family Trust or this Agreement is terminated under Section A or Section B of
ARTICLE 10 hereof, the Family Trust shall have one hundred twenty (120) days in which to repay to the Grantor Trust the Grantor Trust Net Payment Amount less any repayments made by the Family Trust to the Grantor Trust prior to the termination of this Agreement. Upon receipt of such amount, the Grantor Trust shall release the collateral assignment of the Policy made by the Family Trust to the Grantor Trust pursuant to Section A of ARTICLE 6 of this Agreement. If the Family Trust does not repay such amount within such one hundred twenty (120) day period, the Grantor Trust may enforce its rights against the Family Trust under this Agreement in any way it sees fit.

                  B. If the Policy is surrendered by the then Trustees of the Family Trust or this Agreement is terminated under Section A or Section B of
ARTICLE 10 hereof, the Family Trust shall have one hundred twenty (120) days in which to repay to the Company the Company Net Payment Amount less any repayments made by the Family Trust to the Company prior to the termination of this Agreement;

provided, however, that a Vesting Event shall not have occurred prior to such termination, in which event the Company shall not receive any part or all of the Company Net Payment Amount. Upon receipt of such amount, the Company shall release the collateral assignment of the Policy made by the Family Trust to the Company pursuant to Section A of ARTICLE 6 of this Agreement. If the Family Trust does not repay such amount within such one hundred twenty (120) day period, the Company may enforce its rights against the Family Trust under this Agreement in any way it sees fit, subject, however, to the Family Trust's right to set off against any claim made by the Company any damages suffered by or claims of the Family Trust to the extent this Agreement was terminated by the Family Trust pursuant to Section B of ARTICLE 10 hereof.

                  C. Any repayment made by the Family Trust pursuant to this
ARTICLE 11 shall be made first to the Company to the extent of the Company Net Payment Amount less any repayments made by the Family Trust to the Company prior to the termination of this Agreement (subject, however, to a Vesting Event not having occurred) and, if and only if such amount is paid in full, then to the Grantor Trust to the extent of the Grantor Trust Net Payment Amount less any repayments made by the Family Trust to the Grantor Trust prior to the termination of this Agreement.

                                   ARTICLE 12

                            INSURANCE COMPANY A PARTY

                  The Insurance Company is a party to this Agreement and hereby acknowledges and agrees to be bound by the terms and provisions hereof, including without limitation the provisions of ARTICLE 5 and ARTICLE 6 hereof, and shall be fully discharged from any and all liability under the terms of any policy issued by it, which is subject to the terms of this Agreement, upon payment or other performance of its obligations in accordance with the terms and provisions of such policy and this Agreement.

                                   ARTICLE 13

                     ASSIGNMENT BY GRANTOR TRUST AND COMPANY

                  Each of the Grantor Trust and the Company is prohibited from assigning its right, title or interest in and to the Policy (or any portion thereof) to anyone other than the Family Trust (or its assignees).

                                   ARTICLE 14

                             AMENDMENT OF AGREEMENT

                  This Agreement shall not be modified or amended except by a written agreement signed by the Grantor Trust, the Company and the Family Trust. This Agreement shall be binding upon the successors and assigns of each party hereto.

                                   ARTICLE 15

                                  GOVERNING LAW

                  This Agreement shall be deemed a contract made under the laws of, executed and delivered in the State of Florida, and for all purposes shall be construed and interpreted in accordance with the laws of such State without reference to conflicts of laws principles.

                                   ARTICLE 16

                                 ATTORNEYS' FEES

                  In the event that any of the parties to this Agreement institutes suit against any other party to this Agreement to enforce or declare any of their respective rights or obligations hereunder, the prevailing party in such action shall be entitled to recover from the other party or parties all reasonable costs thereof, including reasonable attorneys' and paralegals' fees and costs incurred before and at trial and at all tribunal levels, and whether or not suit or any other proceeding is instituted.

                                   ARTICLE 17

                                ENTIRE AGREEMENT

                  This Agreement constitutes the entire final agreement among the parties with respect to, and supersedes any and all prior and contemporaneous agreements between or among the parties hereto both oral and written (including, without limitation, the 1997 Agreement) concerning, the subject matter hereof and may not be amended, modified or terminated except by a writing signed by the parties hereto.

                                   ARTICLE 18

                                  COUNTERPARTS

                  This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           /s/ MARK J. GORDON
                                           -------------------------------------
                                           MARK J. GORDON, as a Trustee
                                           of the David Epstein 1995 Grantor
                                           Trust

                                           /s/ RICHARD D. MONDRE
                                           -------------------------------------
                                           RICHARD D. MONDRE, as a Trustee
                                           of the David Epstein 1995 Grantor
                                           Trust

                                           /s/ MARK J. GORDON
                                           -------------------------------------
                                           MARK J. GORDON, as a Trustee of
                                           the Epstein 1997 Family Trust

                                           /s/ RICHARD D. MONDRE
                                           -------------------------------------
                                           RICHARD D. MONDRE, as a Trustee
                                           of the Epstein 1997 Family Trust

                                           CITICORP TRUST SOUTH DAKOTA, as a
                                           Trustee of the Epstein 1997 Family
                                           Trust

                                           By: /s/ ROBIN MARY STEPHENS
                                               ---------------------------------
                                               Name:  Robin Mary Stephens
                                               Title: Trust Officer

                                           PRECISION RESPONSE CORPORATION, a
                                           Florida corporation

                                           By: /s/  MARK J. GORDON
                                               ---------------------------------
                                               Mark J. Gordon, Chairman of the
                                               Board

This Split Dollar Agreement and Collateral Assignment relating to the Policy was executed and recorded by New York Life Insurance Company on 2-9-2000, 1999.

                                           NEW YORK LIFE INSURANCE COMPANY

                                           By: /s/  YVONE SHUMPUT
                                               ---------------------------------
                                               Name:
                                               Title: Consultant 1



The issuer assumes no responsibility for the validity of any assignment or collateral assignment.


[X] NEW YORK LIFE INSURANCE COMPANY

By /s/ George J. Trapp
   ---------------------------------
   Secretary


[ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By /s/ George J. Trapp
   ---------------------------------
   Secretary

[ ] NEW YORK LIFE INSURANCE COMPANY OF ARIZONA


By /s/ not legible                      DATE    2-9-2000
   ---------------------------------            ---------------
   Secretary

                                   SCHEDULE A

                          INSURANCE POLICY ON THE JOINT

                     LIVES OF DAVID EPSTEIN AND JODI EPSTEIN



New York Life
Insurance                                                                                Annual
Company                                                                                  Planned
Policy Number                         Type of Policy                  Face Amount        Premium
-------------                         --------------                  -----------        -------
                                                                                        Beginning
                                                                                        as of
                                                                                        09/25/97:

                                                                                        $127,100

                                                                                        Beginning
                                                                                        as of
                                                                                        09/25/2002:

 46 111 916                           Second-to-die                   $30,000,000       $124,900
